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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 17, 1999

                              NetOptix Corporation
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

            000-11309                             04-2526583
     (Commission File Number)          (IRS Employer Identification No.)


     Sturbridge Business Park, P.O. Box 550, Sturbridge, Massachusetts 01566
            (Address of Principal Executive Offices)       (Zip Code)

                                 (508) 347-9191
              (Registrant's Telephone Number, Including Area Code)


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         The undersigned registrant hereby amends the Form 8-K filed as of
November 22, 1999 by restating the information in the previously filed document as set forth below.


ITEM 5.  OTHER EVENTS.

         On November 17, 1999, NetOptix Corporation (the "Company") announced that it has set its 2000 Annual Meeting of Stockholders (the "Annual Meeting") for January 26, 2000. On December 8, 1999, the Company announced that it has changed the record date to determine the stockholders allowed to vote at the Annual Meeting from November 30, 1999 to December 8, 1999.

         Shareholder proposals submitted for inclusion in the Company's proxy statement and form of proxy must have been received by the Company no later than November 29, 1999. Shareholder proposals submitted for inclusion in the Company's proxy statement and form of proxy after November 29, 1999 shall be considered to be untimely, and the persons named in the proxies solicited by the Company's Board of Directors may exercise discretionary voting power with respect to such proposals.


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                                   SIGNATURES


         Pursuant to the requirement of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      NetOptix Corporation


                                      By:  /s/ Gerhard R. Andlinger
                                           ------------------------
                                           Gerhard R. Andlinger,
                                           President and Chief Executive Officer
Date: December 10, 1999


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                                  EXHIBIT INDEX



EXHIBIT                             EXHIBIT TITLE
NUMBER                              -------------
------
 99.1        Press Release dated December 8, 1999


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